Filippo G. De Braud
1
, Lorenzo Pilla
1
, Monica Niger
1
, Silvia
Damian
1
, Benedetta Bardazza
1
, Antonia Martinetti
1
, Giuseppe
Pelosi
1
, Giovanna Marrapese
2
, Laura Palmeri
2
, Giulio Cerea
2
,
Emanuele Valtorta
2
, Silvio Veronese
2
, Andrea Sartore-Bianchi
2
,
Elena Ardini
3
, Marcella Martignoni
4
, Antonella Isacchi
3
, Arturo
Galvani
3
, David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
,
and Salvatore Siena
2
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS
Group, Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
Phase 1 Open Label, Dose Escalation
Study of RXDX-101, an Oral Pan-Trk,
ROS1, and ALK Inhibitor, in Patients with
Advanced Solid Tumors with Relevant
Molecular Alterations
Exhibit 99.2

Abstract
2
Background:  RXDX-101 is a small molecule inhibitor of TrkA, TrkB, TrkC, ROS1 and ALK, with high potency and selectivity. RXDX-101 demonstrated potent pharmacological activity in preclinical studies and is potentially first-in-class against the Trk family of kinases. This study aims to determine MTD, PK,
PD and anti-tumor activity in patients with advanced cancer and applicable molecular alterations.
Methods:  Phase 1 dose escalation in patients with advanced solid tumors. RXDX-101 was dosed orally once/day in a 4 day on, 3 day off schedule for 3 weeks, followed by a 7 day rest period, in continuous
28-day cycles (Schedule A); once/day in continuous 28-day cycles (Schedule B); and once/day in a 4 day on, 3 day off schedule without interruption in continuous 28-day cycles (Schedule C). Minimum of 3 patients were enrolled at each dose level. Endpoints include safety, PK, and tumor response by RECIST.
Results:
19 patients have been treated at 6 dose levels (100, 200, 400, 800,1200 and 1600 mg/m ) in Schedule A; 3
patients at one dose level (200 mg/m ) in Schedule B; and 3 patients at one dose level (400 mg/m ) in
Schedule C.  RXDX-101 has been well tolerated to date; the MTD has not been reached.  No DLT has been seen at any dose level in any dosing schedule. The most common AEs (mainly grade 1-2)
considered possibly treatment-related included paresthesia, nausea, diarrhea, asthenia, myalgia, vomiting, arthralgia, and dysgeusia.  There was one possibly treatment-related grade 3 AE of asthenia.
No treatment-related serious adverse events have been reported.
A patient with colorectal carcinoma (TrkA+) had a PR and progressed after cycle 4.  One patient with
NSCLC (ROS1+) has achieved CR, and three patients with NSCLC (2 ROS1+; 1 ALK+) have achieved
PRs, and all remain on treatment. An additional patient with neuroblastoma (ALK+) has a PR and is currently in cycle 21. Two patients have had prolonged stabilization of their disease: a patient with
NSCLC (ALK+) in cycle 19 who remains on treatment and a patient with pancreatic cancer (ROS1+) who progressed in cycle 11.
PK analysis shows maximum concentrations of RXDX-101 were generally achieved within 2 to 4 hours following dosing and exposure increased in an approximate dose proportional manner up to doses of
800 mg/m with minimal accumulation following multiple doses. Mean plasma half-life was 17 to 44 hours and steady state reached within 4 days.
Conclusions: RXDX-101 intermittent and continuous dosing schedules have been well tolerated in patients with advanced solid tumors.  Early responses in patients with 3 different relevant molecular alterations are promising.  A global phase I/II trial was recently initiated.
2
2 2

Introduction
RXDX-101 is a potent, selective, orally available inhibitor of the tyrosine kinases TrkA
(coded by the gene NTRK1), TrkB (coded by the gene NTRK2), TrkC (coded by the gene
NTRK3),
ROS1 (coded by the gene
ROS1),
and ALK (coded by the gene
ALK).
Molecular
alterations to these targets are present in several different tumor types, including non-small cell lung cancer (NSCLC), colorectal cancer (CRC), papillary thyroid cancer, pancreatic cancer, and neuroblastoma, among others.
Potent in vitro and in vivo antitumor effects have been observed in several TRK, ROS1 and
ALK-dependent tumor models. Antitumor effects in the preclinical models were associated with apoptosis and downstream signaling effects, leading to MAPK and AKT modulation.
RXDX-101 is currently being evaluated in ALKA-372-001, a First-in-Human (FIH) study that began in October 2012 and is being conducted in Italy. ALKA-372-001 is an ongoing,
Phase 1, open-label study evaluating the safety, pharmacokinetics, and antitumor activity of
RXDX-101 in patients with advanced/metastatic solid tumors that harbor a TrkA, ROS1, or
ALK molecular alteration.
RXDX-101 is also being evaluated in RXDX-101-01, a new Phase 1/2a study, also referred to as STARTRK-1 (Study Targeting ALK, ROS1 and TRKA/B/C), that was initiated in July
2014 and is being conducted in the U.S. The data presented are from ALKA-372-001 only.

Methods
Patient population: Patients with locally advanced or metastatic solid tumors, with TrkA, ROS1 or ALK molecular alterations
Dosing schedules and cohorts (see Table 1): To date, three different schedules of administration of RXDX-101 have been assessed. A total of 26 patients have been enrolled, and 25 dosed in the 3 schedules.
4
Schedule Cohort Daily Dose Level # of Patients Treated
A
1 100 mg/m 3
2 200 mg/m 3
3 400 mg/m 4
4 800 mg/m 3
5 1200 mg/m 3
6 1600 mg/m 3
B 1 200 mg/m 3
C 1 400 mg/m 3
Primary objectives: DLT, MTD, RP2D
Secondary objectives: safety, PK, antitumor activity by RECIST
Table 1
Schedule A evaluated ascending oral doses of RXDX-101 once daily (fasted state) in a 4-day on, 3-day off schedule for 3 weeks, followed by a 7-day rest period, in continuous 28-day cycles. Dose escalation was conducted according to the standard ‘3 + 3’
scheme (see Figure 1a). Enrollment has been completed (n = 19) for Schedule A.
Schedule B is evaluating ascending oral doses of RXDX-101 once daily (fed state) without rest, in continuous 28-day cycles (see
Figure
1b).
Enrollment is ongoing (n = 3).
Schedule C is evaluating ascending oral doses of RXDX-101 once daily (fed state) in a 4-day on, 3-day off schedule for 4 weeks without rest, in continuous 28-day cycles (see Figure 1c). Enrollment is ongoing (n = 3).
2
2
2
2
2
2
2
2

Figure 1. Dosing Schedules 5 1 2 3 4 Week Figure 1a. Schedule A 1 2 3 4 Week Figure 1c. Schedule C 1 2 3 4 Week Figure 1b. Schedule B Dose Dose Dose Break Break

n = 25
Age, mean (range) years 51 (22-75)
Female, n (%) 15 (60)
Race, %
White 100
Histology, n (%)
NSCLC
Neuroblastoma
CRC
Pancreatic
Leiomyosarcoma
GBM
16 (64)
4 (16)
2 (8)
1  (4)
1  (4)
1 (4)
Performance status (ECOG)
0
1
2
12
12
1
Prior systemic therapy
1
2
3 or more
3
5
17
Table 2. Demographics and Baseline Characteristics

Primary Diagnosis Molecular Alteration N
NSCLC ALK       rearrangement
ROS1    6 rearrangements
1 deletion
1 copy number gain
8*
8
CRC TrkA      rearrangement
ROS1     deletion
1
1
Neuroblastoma ALK        mutation
ROS1     rearrangement
TrkA      overexpression
2
1
1
Glioblastoma None** 1
Pancreatic ROS1     deletion 1
Leiomyosarcoma ALK        deletion 1
Table 3. Histology and Molecular Alteration

* 7 had prior treatment w/ crizotinib
** Patient had false positive TrkA IHC result

Results
A total of 25 patients have been treated in ALKA-372-001 (see Table 1)
Schedule A was terminated at 1600 mg/m /day due to a plateau of RXDX-101 exposure and the data were presented previously (ASCO 2014 oral presentation)
RXDX-101 has been well tolerated in all dosing schedules tested thus far (both on an intermittent and daily continuous basis). Most AEs <
Grade 2 (see Table 4)
Only 1 possibly drug-related Grade >3 AE has been observed: asthenia (1200 mg/m ,
Schedule A), that subsided with dose reduction to 800 mg/m /day
No DLTs or drug-related SAEs have been reported in any dosing schedule
1 complete response has been observed in this trial (see Figure 2)
5 partial responses have been observed in this trial (see Figures 2, 3, 4 and 5)
2 prolonged stable diseases have been observed: a patient with NSCLC with brain metastases (18 cycles) and a patient with pancreatic adenocarcinoma (11 cycles)
Exposure to RXDX-101 increased in an approximate dose proportional manner up to doses of 800 mg/m2 with mean plasma half-life of 17 to 44 hours (see Figure 6)
Responders tend to have higher exposure than non-responders throughout the entire dosing cycle in Schedule A (see Figure 7)
8
2
2
2

Results (cont’d)

Complete Response
NSCLC patient (N=1)
Partial Responses
- 46 year old female, ROS1 rearrangement, s/p 2 cycles of chemotherapy, achieved CR after 2 cycles of RXDX-101 (400 mg/m2/day, Schedule C). CR is ongoing (pt currently in cycle 2).
- 63 year old female with metastatic adenocarcinoma, ALK rearrangement, s/p 4 cycles of chemotherapy, crizotinib, achieved PR after 4 cycles of RXDX-101 (1200 mg/m²/day, Schedule A). PR is ongoing (pt currently in cycle 11) (see
Figure 3).
- 44 year old female with metastatic disease (CNS metastases), ROS1 rearrangement, s/p 3 cycles of chemotherapy, erlotinib, s/p surgery/XRT to brain, achieved PR after 2 cycles of RXDX-101 (1200 mg/m²/day, Schedule A). PR is ongoing
(pt currently in cycle 10).
- 63 year old male, ROS1 rearrangement, s/p 3 cycles of chemotherapy, achieved PR after 1 cycle of RXDX-101 (400 mg/m²/day, Schedule C). PR is ongoing (pt currently in cycle 3) (see Figure 4).
- 75 year old female with metastatic CRC, TrkA rearrangement, s/p 3 cycles of chemotherapy, cetuximab, achieved PR after 1 cycle of RXDX-101 (1600 mg/m², Schedule A). PR lasted for 4 cycles before PD (see Figure 5).
- 22 year old female with metastatic NB, ALK mutation, s/p 4 cycles of chemotherapy, achieved PR after 12 cycles of
RXDX-101 (started at 200 mg/m²/day and had subsequent dose escalations to1200 mg/m²/day, Schedule A). PR is ongoing (pt currently in cycle 21).
NSCLC patients (N=3)
CRC (N=1):
Neuroblastoma (N=1)

Adverse Event G1 (%) G2 (%) Total (%)**
Nausea 14 (56) 2 (8) 16 (64)
Paresthesia 14 (56) 0 (0) 14 (56)
Asthenia 9 (36) 3 (12) 13 (52)
Vomiting 7 (28) 2 (8) 9 (36)
Diarrhea 6 (24) 2 (8) 8 (32)
Myalgia 6 (24) 1 (4) 7 (28)
Abdominal pain 4 (16) 2 (8) 6 (24)
Back Pain 5 (20) 1 (4) 6 (24)
Arthralgia 3 (12) 3 (12) 6 (24)
Headache 6 (24) 0 (0) 6 (24)
Dyspnea 2 (8) 1 (4) 6 (24)
Pyrexia 6 (24) 0 (0) 6 (24)
Dysgeusia 6 (24) 0 (0) 6 (24)
Cough 4 (16) 1 (4) 5 (20)
* Frequency > 20%, all dosing schedules
Table 4. Most Common* Adverse Events (n=25)
** Total includes one possibly drug-related G3 asthenia AE (4%) and three unrelated G3 dyspnea AEs (12%)
- Overall, one G4 (increased lipase) and one G5 (respiratory failure) AE have been reported (both unrelated)

Figure 2. Clinical Antitumor Activity in Each of
TrkA, ROS1 and ALK Patients
Tumor type
(Alteration)
Dose
(mg/m²)
Treatment Cycles / Months Best
Response
2 4 6 8 10 12 14 16 18 20 22 24
Neuroblastoma
(ALK)
200   400
800   1200
PR
NSCLC
(ALK)
200  400
800
SD
Pancreatic
(ROS1)
400 800
SD
NSCLC
(ALK)
1200 800
PR
NSCLC
(ROS1)
1200
PR
CRC
(TrkA)
1600
PR
NSCLC
(ROS1)
400**
PR
NSCLC
(ROS1)
400***
CR*
PD at C11
PD at C4
11
*  Unconfirmed
** All PRs were in Schedule A except 1 patient with ROS1+ NSCLC in Schedule C
***  CR was in Schedule C
Timing of PR
Timing of CR

Figure 3. Patient 15, NSCLC ALK+ Schedule A, 1200 mg/m² Baseline, 11/2013 Week 8, 1/2014 Week 20, 5/2014 12 2

Baseline, 7/2014 Week 4, 8/2014 Figure 4. Patient 22, NSCLC ROS1+ Schedule C, 400 mg/m² 13 2

Baseline, 3/2014 Week 4, 4/2014 Figure 5. Patient 20, CRC TrkA+ Schedule A, 1600 mg/m² 14 2

•
Exposure to RXDX-
101 increased in an
approximate dose
proportional manner
up to doses of 800
mg/m
•
Mean plasma half-life
was 17 – 44 hours
3
3
4
3
3
3
n
Figure 6.
RXDX-101 Schedule A Steady State PK Profile
15
100 mg/m
200 mg/m
400 mg/m
800 mg/m
1200 mg/m
1600 mg/m
2
2
2
2
2
2
100
1000
10000
Time (Day)
4 5
2

Figure 7. Responders Tend to Have Higher Exposure than
Non-Responders Throughout the Entire Dosing Cycle

Note: Analysis includes patients in the 800, 1200 and 1600 mg/m cohorts; mean is represented by square, and standard error of the mean is represented by error bars
1
2
3
4
Week
Non-responders
(n = 6)
Responders
(n = 3)
Day 18, T
96h
RXDX-101 Exposure Levels of
Responders and Non-Responders
Intermittent Dosing Schedule (Schedule A, fasted)
(4 days on, 3 days off, 1 week break)
The following may further increase
RXDX-101 exposure:
Additional PK Optimization
Dose
Break
Fed (vs. fasted) state
New formulation
Continuous dosing schedules
without breaks
•
•
•
2

Conclusions and Future Directions
A total of 25 patients have been evaluated across 3 different dosing schedules in this First-in-Human trial of RXDX-

There was 1 complete response and 5 partial responses across multiple tumor types (NSCLC, CRC, and neuroblastoma) in patients with TrkA, ROS1, and ALK molecular alterations; three of them were prolonged (> 9 cycles) and two of them are too early to determine. There were also two patients with prolonged stable disease:
NSCLC with brain metastases (18 cycles) and pancreatic adenocarcinoma (11 cycles)
RXDX-101 has been well tolerated in all dosing schedules tested to date, including intermittent and daily continuous administration
- Most common AEs (mainly grade 1-2) considered possibly drug-related were paresthesia, nausea, diarrhea, asthenia, myalgia, vomiting, arthralgia, and dysgeusia
- Only 1 possibly drug-related Grade >3 AE has been observed: asthenia (Grade 3 in one patient)
- No DLTs or drug-related SAEs have been reported in any dosing schedule
In preliminary PK analysis (day 18, T
96h
), it appears that responders have higher RXDX-101 median Cmin concentrations vs. non-responders
STARTRK-1, a global Phase 1/2a trial, is ongoing
STARTRK-2 study will begin as soon as RP2D is established in these Phase 1 studies
Ignyta is developing a proprietary companion diagnostic for patient selection into RXDX-101 clinical studies
17